UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2020

Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	214-441-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective November 30, 2020, Dorsey L. Baskin, Jr. was elected by the Board of Directors of the Federal Home Loan Bank of Dallas (the "Bank") to fulfill the unexpired term of an independent director.

Mr. Baskin, age 67, is a retired partner of Grant Thornton LLP. Mr. Baskin joined Grant Thornton in 2002 as an audit partner and served in that capacity until his retirement in 2016. From 2002 to 2011, he also served as one of the firm's five National Professional Practice Directors. Further, from 2011 until his retirement in 2016, Mr. Baskin served as the firm’s National Assurance Innovation Managing Partner. Prior to joining Grant Thornton, Mr. Baskin spent 25 years with Arthur Andersen LLP. He joined Arthur Andersen’s audit practice in 1977 and served as a partner from 1989 to 2002. In addition, Mr. Baskin served as a member of Arthur Andersen’s Accounting Principles Group from 1987 to 1989, as National Technical Director and Regulatory Liaison for the Banking Industry Audit Practice from 1989 to 1999, and as Managing Director of the global Assurance Professional Standards Group from 1999 to 2002. Beginning early in his career, Mr. Baskin specialized in the financial services industry. Over the course of his 39-year career in public accounting, he served on numerous task forces and committees in support of the accounting profession, was a frequent speaker on technical accounting and auditing topics, and authored numerous papers and articles on such topics. Mr. Baskin is a Certified Public Accountant.

At the time of filing this report, the committees of the Bank's Board of Directors to which Mr. Baskin will be named have not been determined.

For a description of the Bank's director compensation, please refer to Item 11 of the Bank's Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 25, 2020.

Since January 1, 2019, the Bank has not engaged in any transactions with Mr. Baskin, or any member of Mr. Baskin's immediate family that require disclosure under applicable rules and regulations. There are no arrangements or understandings between Mr. Baskin and any other persons pursuant to which he was selected as a director.

Mr. Baskin’s term as an independent director will expire on December 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

December 4, 2020	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer